                                                                    EXHIBIT 10.9
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                                  AMENDMENT TO
                          KENT ELECTRONICS CORPORATION
                      STOCK OPTION PLAN AND AGREEMENT FOR
                      VICE PRESIDENT, CORPORATE CONTROLLER

     This Amendment to Kent Electronics Corporation Stock Option Plan and Agreement for Vice President, Corporate Controller (the "Plan"), is effective as of the 2nd day of July, 1997 (the "Effective Date"), between Kent Electronics Corporation, a Texas corporation (the "Company"), and David D. Johnson (the "Optionee").

     WHEREAS, the Company adopted the Plan effective May 9, 1996; and

     WHEREAS, on July 2, 1997, the Compensation Committee of the Board of Directors approved certain amendments to the Plan;

     NOW, THEREFORE, for and in consideration of the premises herein, this Amendment to the Plan further evidences the amendment of the Plan as follows:

     1. Amendment to the Plan. The Plan is hereby amended as set forth on Exhibit A attached hereto.

     2. Full Force and Effect. The Plan, as amended hereby, shall remain in full force and effect.

     IN WITNESS WHEREOF, the Company has caused this Amendment to the Plan to be signed on its behalf by the undersigned, thereunto duly authorized.

                              KENT ELECTRONICS CORPORATION


                              By: /s/ Morrie K. Abramson
                                  ---------------------------------------------
                                  Morrie K. Abramson
                                  Chairman of the Board, Chief Executive
                                    Officer and President


ACCEPTED AND AGREED TO
AS OF THE EFFECTIVE DATE:

Optionee:

/s/ David D. Johnson
---------------------------------------
David D. Johnson

                                   EXHIBIT A

                                  AMENDMENT TO
                          KENT ELECTRONICS CORPORATION
                      STOCK OPTION PLAN AND AGREEMENT FOR
                      VICE PRESIDENT, CORPORATE CONTROLLER

     Section 5 of the Kent Electronics Corporation Stock Option Plan and Agreement for Vice President, Corporate Controller shall be amended in its entirety to provide for transferability of stock options as follows:

     5. Transferability of Option. Except as set forth below, the Option granted hereunder shall not be transferable by the Optionee otherwise than by will or operation of the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title 1 of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder; provided, however, that the Option may be transferable, without payment of consideration, to immediate family members of the Optionee or to trusts or partnerships for such family members.